Exhibit 10.5

EXECUTION VERSION
CONSENT AND SECOND AGREEMENT REGARDING AMENDMENTS
This CONSENT AND SECOND AGREEMENT REGARDING AMENDMENTS, dated as of June 28, 2019 (this “Agreement”), among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto, COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, and the Lenders and Voting Participants under the Credit Agreement defined below that have executed this Agreement. Unless otherwise defined herein or the context otherwise requires, terms used herein shall have the meaning provided in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Lenders and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that (i) Timberlands II has entered into a Purchase and Sale Agreement (the “SPP Purchase Agreement”), dated as of June 4, 2019, by and among Timberlands II, SPP Land, LLC, a Georgia limited liability company, and Fidelity National Title Company, pursuant to which Timberlands II intends to sell to SPP Land, LLC approximately 10,807 acres of land in Georgia and Alabama for approximately $20,048,318.00 (the “SPP Sale”); and (ii) Timberlands II and CatchMark HBU have entered into a Purchase and Sale Agreement (the “BofA Purchase Agreement”; the SPP Purchase Agreement and the BofA Purchase Agreement, collectively, the “Purchase Agreements”), dated as of May 14, 2019, by and among Timberlands II, CatchMark HBU, and Bank of America, N.A., as Agent, pursuant to which Timberlands II and CatchMark HBU intend to sell to Bank of America, N.A., as Agent, approximately 3,648.8 acres of land in Georgia and Alabama for approximately $5,475,000 (the “BofA Sale”, the SPP Sale and the BofA Sale, collectively, the “Proposed Sales”);
WHEREAS, the Borrower has delivered written notification to the Administrative Agent identifying each of the Proposed Sales as Large Real Property Dispositions;
WHEREAS, pursuant to Section 7.2.9(b)(vi) of the Credit Agreement, the Loan Parties are permitted to sell Real Property, in the case of a Large Real Property Disposition, if, among other conditions, after giving Pro Forma Effect to such sale, the Loan to Value Ratio shall not exceed 45%;
WHEREAS, the Borrower has delivered calculations to the Administrative Agent demonstrating that after giving Pro Forma Effect to the BofA Sale only, the Loan to Value Ratio will be approximately 46.4%, and after giving Pro Forma Effect to each of the BofA Sale and the SPP Sale, the Loan to Value Ratio will be approximately 45.9%;

Exhibit 10.5

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the Proposed Sales;
WHEREAS, pursuant to Section 3.1.2(b)(vii) of the Credit Agreement (and subject to certain other exceptions not applicable to Net Real Property Disposition Proceeds from the Proposed Sales), immediately upon receipt of any Net Real Property Disposition Proceeds by any Loan Party or any Subsidiary of any Loan Party, the Borrower is obligated to repay the Loans and other Obligations in an amount equal to such Net Real Property Disposition Proceeds;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the Borrower distributing no more than $5,000,000 of Net Real Property Disposition Proceeds from the Proposed Sales to CatchMark Timber, and CatchMark Timber utilizing such funds to repurchase its Equity Interests (the “Equity Repurchase”);
WHEREAS, the Administrative Agent and the Lenders are willing, subject to the terms and conditions hereinafter set forth, to give such consent;
WHEREAS, the Borrower, the other Loan Parties party thereto from time to time as Grantors, and the Administrative Agent are party to that certain Fourth Amended and Restated Pledge Agreement dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”);
WHEREAS, the parties hereto have also agreed to certain amendments to the Credit Agreement and Pledge Agreement to allow for the issuance of uncertificated partnership interests by the Borrower and certain other changes, as set forth below.
NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows.
ARTICLE I
RECITALS
The recitals set forth above are hereby incorporated into this Agreement as if set forth at length herein.

ARTICLE II
CONSENTS
Effective as of the Effective Date (as defined below in Article VI of this Agreement), the Administrative Agent and the Lenders hereby consent to each of the Proposed Sales; provided that (i) the Proposed Sales are consummated on terms and conditions consistent with the Purchase Agreements, subject to such modifications as may be disclosed to the Administrative Agent prior to the Proposed Sales and acceptable to the Administrative Agent, (ii) all of the Net Real Property

Exhibit 10.5

Disposition Proceeds from each of the Proposed Sales, other than the amount representing the Equity Repurchase to the extent the conditions to the Equity Repurchase in the following paragraph are satisfied at the time of such Proposed Sales, are immediately used to repay the Loans and other Obligations and are applied to the Loans and other Obligations as provided in Section 3.1.3 of the Credit Agreement, and (iii) after giving Pro Forma Effect to the Proposed Sales, the Loan to Value Ratio does not exceed 47.0% and the Borrower is in compliance with the financial covenants set forth in Section 7.2.4 of the Credit Agreement.
Effective as of the Effective Date (as defined below in Article VI of this Agreement), the Administrative Agent and the Lenders hereby consent to the Equity Repurchase, provided that (i) both of the Proposed Sales are consummated prior to the Equity Repurchase and the mandatory prepayment described in clause (ii) of the preceding paragraph is consummated prior to the Equity Repurchase, and (ii) after giving Pro Forma Effect to the Proposed Sales and the Equity Repurchase, the Loan to Value Ratio does not exceed 47.0% and the Borrower is in compliance with the financial covenants set forth in Section 7.2.4 of the Credit Agreement.

ARTICLE III
AMENDMENTS
Effective as of the Effective Date (as defined below in Article VI of this Agreement), the parties hereto hereby agree to amend the Loan Documents, as follows:
SECTION 3.2    Amendments to Credit Agreement.
(a)    All references to “Borrower LTI Plan” and “Borrower’s LTI Plan” in the Credit Agreement shall be replaced with a reference to “LTIP Plan”.
(b)    Section 7.2.5(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
No Loan Party or any Subsidiary of any Loan Party will make any change in its capital structure or ownership, including, raising, taking any contribution of, or receiving any cash equity, and entering into any partnership, Joint Venture or similar relationship, except (i) as provided in the preceding clause (a), (ii) in connection with the issuance or repurchase of its equity by CatchMark Timber (which, in the case of repurchases, are permitted pursuant to Section 7.2.6), and (iii) in connection with the issuance or repurchase of its equity by the Borrower (which, in the case of issuances, shall be limited to issuances of “Common Units” to CatchMark Timber and issuances of “LTIP Units” and “Common Units” issued in connection with the conversion of “LTIP Units” in accordance with and as defined in the Borrower’s partnership agreement, and, in the case of repurchases, shall be limited to (x) redemptions by the Borrower of Common Units held by CatchMark Timber in connection with repurchases by CatchMark Timber of its Equity Interests that are permitted pursuant to Section 7.2.6, and (y) redemptions otherwise permitted by Section 7.2.6).

Exhibit 10.5

(c)    Section 7.2.6(y) of the Credit Agreement is hereby amended and restated in its entirety as follows:
CatchMark Timber may make dividends, distributions and other payments to (1) its shareholders (including pursuant to a repurchase of any of its Equity Interests) and (2) the employees, officers or directors of any Loan Party in accordance with that certain CatchMark Timber Trust, Inc. 2017 Incentive Plan or any substantially similar successor plan (the “CatchMark Timber Incentive Plan”) and the Borrower may make dividends, distributions and other payments (including pursuant to a redemption of any of its Equity Interests) to the employees, officers or directors of any Loan Party holding “LTIP Units” and “Common Units” issued in connection with the conversion of “LTIP Units” in accordance with that certain CatchMark Timber Trust, Inc. LTI Program Plan, a subplan of the CatchMark Timber Incentive Plan) (the “LTIP Plan”); provided that, in each case, (A) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result therefrom and (B) the Minimum Liquidity Balance is not less than $25,000,000, after giving Pro Forma Effect to such dividends, distributions and other payments; and
(d)    Section 7.2.6(z) of the Credit Agreement is hereby amended and restated in its entirety as follows:
any Loan Party may pay non-cash compensation to employees, officers or directors of any Loan Party issued in the form of Equity Interests of (1) CatchMark Timber in accordance with the CatchMark Timber Incentive Plan or any substantially similar successor plan or (2) the Borrower constituting “LTIP Units” (and “Common Units” issued in connection with the conversion of “LTIP Units”) in accordance with and as defined in the Borrower’s partnership agreement; provided that, in the case of such Equity Interests of the Borrower, (A) the aggregate amount of all outstanding LTIP Units (assuming full vesting and full conversion value to Common Units) and all outstanding Common Units issued in connection with the conversion of LTIP Units and not owned by a Loan Party, in each case, as of any date the Borrower issues LTIP Units (and calculated after giving effect to such issuance), shall not exceed 1% of the aggregate of all outstanding Common Units issued by the Borrower as of such date; (B) upon a LTIP Conversion/Redemption Trigger Event, all outstanding LTIP Units (whether vested or unvested) and all Common Units issued in connection with the conversion of LTIP Units and not owned by a Loan Party shall automatically and immediately, without further act by any Person, be converted and redeemed or redeemed (as applicable), the consideration of which redemptions shall solely be Equity Interests in CatchMark Timber; and (C) the aggregate amount of all outstanding LTIP Units (assuming full vesting and full conversion value to Common Units) and all outstanding Common Units issued in connection with the conversion of LTIP Units and not owned by a Loan Party shall not at any time exceed 1.5% of the aggregate of all outstanding Common Units issued by the Borrower.
(e)    Exhibit “D” to the Disclosure Schedule to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit “D” hereto.
SECTION 3.3    Amendments to Pledge Agreement.

Exhibit 10.5

(a)     The first sentence of Section 2.3 of the Pledge Agreement is hereby amended and restated in its entirety as follows:
Except as provided in Section 7.1.20 of the Credit Agreement, all Pledged Equity Interests issued by any Loan Party (other than the Borrower) or Shell Subsidiary shall be evidenced by a physical Certificate. All Pledged Equity Interests of the Borrower shall be uncertificated.
(b)    Section 3.4(a) of the Pledge Agreement is hereby amended and restated in its entirety as follows:
All Pledged Equity Interests issued by any Loan Party (other than the Borrower) or Shell Subsidiary are certificated. All Pledged Equity Interests of the Borrower shall be uncertificated. The Pledged Equity Interests constitute all of the issued and outstanding Equity Interests held by such Grantor in the applicable Securities Issuer.
(c)    Section 3.4(c) of the Pledge Agreement is hereby amended and restated in its entirety as follows:
Each Organizational Document of any Securities Issuer who is a Loan Party (other than the Borrower) or a Shell Subsidiary constituting a limited liability agreement, partnership agreement, limited liability partnership agreement or similar agreement provides that the Equity Interests of such Securities Issuer are “securities” governed by Article 8 of the U.C.C. and each such Organizational Document provides that the Equity Interests of such Securities Issuer are required to be in certificated form. Each Organizational Document of the Borrower constituting a partnership agreement or similar agreement provides that the Equity Interests issued by the Borrower are not “securities” governed by Article 8 of the U.C.C. and that the Equity Interests issued by the Borrower shall be uncertificated.
(d)    Section 4.4(d) of the Pledge Agreement is hereby amended and restated in its entirety as follows:
Subject to Section 7.1.20 of the Credit Agreement, in the event that any Pledged Equity Interests of any Securities Issuer are not “securities” governed by Article 8 of the U.C.C. and are uncertificated, if requested by the Administrative Agent in its discretion, the Grantor shall deliver to the Administrative Agent from time to time a separate and additional written acknowledgement from the Securities Issuer of the security interest of the Administrative Agent in such Pledged Equity Interests in form and content acceptable to the Administrative Agent.
(e)    A new Section 4.4(e) of the Pledge Agreement is hereby added to the Pledge Agreement, which shall read as follows:
In the case of each Grantor which is a Securities Issuer of Pledged Equity Interests, such Securities Issuer (i) hereby acknowledges the security interest of the Administrative Agent in such Pledged Equity Interests pursuant to Section 4.4(d) and (ii) agrees that if at any time such Securities Issuer shall receive instructions originated by the Administrative Agent

Exhibit 10.5

relating to Pledged Equity Interests constituting uncertificated securities issued by such Grantor, the Securities Issuer shall comply with such instructions without further consent of the applicable Grantor owning such Equity Interest or any other Person.
(f)    Item C to Schedule I to the Pledge Agreement is hereby amended and restated in its entirety as set forth on Item C to Schedule I hereto.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders party hereto to agree to the consent in Article II and the amendments in Article III, each Loan Party hereby jointly and severally (a) represents and warrants that as of the date hereof and as of the Effective Date (i) the recitals set forth above are true and correct in all material respects, (ii) it has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms, and this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (iii) each of the representations and warranties contained in the Credit Agreement, in the certificates from the Borrower to the Administrative Agent regarding the Proposed Sales and in the other Loan Documents, in each case, after giving effect to the consent and amendments described in this Agreement, is true and correct in all material respects as if made on the date hereof; provided, that such representations and warranties (A) that relate solely to an earlier date are true and correct as of such earlier date and (B) are true and correct in all respects if they are qualified by a materiality standard, (iv) no Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to the consent and amendments described in this Agreement, (v) there are no Material Governmental Approvals required in connection with the execution, delivery or performance by any of the Loan Parties of this Agreement or the transactions contemplated hereby, and (vi) there are no required consents or approvals of any Person necessary to effect this Agreement or the transactions contemplated hereby other than those that have been obtained and are in full force and effect, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default.

ARTICLE V

ACKNOWLEDGMENT OF LOAN PARTIES

Exhibit 10.5

Each of the Loan Parties consents to the terms and conditions of this Agreement and the transactions contemplated hereby and affirms and confirms that (a) all of its respective obligations under the Credit Agreement (including the Guaranty), the Security Documents and the other Loan Documents (in each case, as modified by this Agreement) are and shall continue to be, in full force and effect and shall accrue to the benefit of the Lender Parties to guarantee the Obligations (as modified by this Agreement), and (b) all of the Liens granted to the Administrative Agent under the Security Documents and the other Loan Documents are and shall continue to be, in full force and effect to secure the Obligations (as modified by this Agreement).

ARTICLE VI
CONDITIONS TO EFFECTIVENESS
This Agreement shall become effective on such date (herein called the “Effective Date”) when each of the following conditions shall have been met:
SECTION 6.2    Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders.
SECTION 6.3    Organizational Documents; Resolutions. The Administrative Agent shall have received from the Borrower a certificate, in form and substance satisfactory to the Administrative Agent, dated the Effective Date, of its General Partner, as to:
(a)    each Organizational Document of the Borrower then in full force and effect; and
(b)    the incumbency and signatures of each officer (including each Authorized Officer and Financial Officer) of the Borrower that is authorized to act with respect to this Agreement and each other Loan Document executed by it;
upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the General Partner of the Borrower canceling or amending such prior certificate.
SECTION 6.4    No Default. No Default or Event of Default has occurred and is continuing.
SECTION 6.5    Representations and Warranties. The representations and warranties in Article IV of this Agreement are true and correct as of the Effective Date.

ARTICLE VII

Exhibit 10.5

MISCELLANEOUS
SECTION 7.2    Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
SECTION 7.3    Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as otherwise specified herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement, the Security Documents and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.
SECTION 7.4    Limitation of Agreement. The modifications set forth herein shall be limited precisely as provided for herein and, except as expressly set forth herein, shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any other Loan Document. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.
SECTION 7.5    Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7.6    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 7.7    Further Assurances. In furtherance of the foregoing, each Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement.
SECTION 7.8    GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

Exhibit 10.5

[Signatures on following page.]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
BORROWER:
CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Brian M. Davis____________________________
Name: Brian M. Davis
Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS, LLC
By: FOREST RESOURCE CONSULTANTS, INC.,
as Manager
By: /s/ David T. Foil
        Name: David T. Foil
        Title: President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRUST, INC.
By:    /s/ Brian M. Davis_____________________
        Name: Brian M. Davis
        Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
TIMBERLANDS II, LLC
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Brian M. Davis_____________________
    Name: Brian M. Davis
    Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRS, INC.
By:    /s/ Brian M. Davis_____________________
        Name: Brian M. Davis
        Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK HBU, LLC
By: CATCHMARK TIMBER OPERATING              PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Brian M. Davis_____________________
    Name: Brian M. Davis
    Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS GP, LLC
By: TIMBERLANDS II, LLC, as Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Brian M. Davis________________
            Name: Brian M. Davis
            Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS, L.P.
By: CATCHMARK TEXAS TIMBERLANDS GP, LLC,          as General Partner
By: TIMBERLANDS II, LLC, as Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: /s/ Brian M. Davis___________                 Name: Brian M. Davis
                Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS INVESTMENTS, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member
By:    /s/ Brian M. Davis_____________________
    Name: Brian M. Davis
    Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS MANAGEMENT, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member
By:    /s/ Brian M. Davis_____________________
    Name: Brian M. Davis
    Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS II, LLC
By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager
By: /s/ Roy E. Belser
Name: Roy E. Belser
Title: Chairman and Interim CEO

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN HOLDINGS II GP, LLC
By: TIMBERLANDS II, LLC, as sole Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: /s/ Brian M. Davis___________________
     Name: Brian M. Davis
     Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN TIMBERLANDS II, L.P.
By: CATCHMARK SOUTHERN HOLDINGS II GP,
LLC, as General Partner
    By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: /s/ Brian M. Davis______________
          Name: Brian M. Davis
         Title: President and
                 Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC
By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: /s/ Brian M. Davis___________
             Name: Brian M. Davis
             Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK LP HOLDER, LLC

By:	CATCHMARK TIMBER TRUST, INC., as sole Member
By:    /s/ Brian M. Davis_____________________
    Name: Brian M. Davis
    Title: President and
Chief Financial Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CREEK PINE HOLDINGS, LLC
By:    /s/ Ursula Godoy-Arbelaez__________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS CREEK MANAGEMENT, LLC
By:    /s/ Ursula Godoy-Arbelaez__________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
TRIPLE T GP, LLC
By:    /s/ Ursula Godoy-Arbelaez__________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CTT EMPLOYEE, LLC
By:    /s/ Ursula Godoy-Arbelaez__________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent
By: /s/ Michael Tousignam
Name: Michael Tousignam
Title: Managing Director

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

LENDERS:
COBANK, FCB
as a Lender
By: /s/ Michael Tousignam
Name: Michael Tousignam
Title: Managing Director

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH), as a Lender
By: /s/ Sarah Fleet____________________
Name: Sarah Fleet
Title: Executive Director

By: /s/ Claire Laury__________________
Name: Claire Laury
Title: Executive Director

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

METROPOLITAN LIFE INSURANCE COMPANY,
a New York Corporation
By: MetLife Instruments Advisors, LLC
its investment manager

By: /s/ Kevin J. Harshberger__________________
Name: Kevin J. Harshberger
Title: Director

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

VOTING PARTICIPANTS (pursuant to
Section 11.11(d)):

FARM CREDIT BANK OF TEXAS, as a Voting Participant
By: /s/ Eric Estey__
Name: Eric Estey
Title: Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant
By: /s/ Ben Fogle_________________________
Name: Ben Fogle
Title: Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FARM CREDIT WEST, FLCA, as a Voting Participant
By: /s/ Robert Stornetta_________________
Name: Robert Stornetta
Title: Senior Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FCS COMMERCIAL FINANCE GROUP, for AgCountry Farm Credit Services, FLCA, as a Voting Participant
By: /s/ Michael Frodermann______________
Name: Michael Frodermann
Title: Senior Vice President - Credit

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

AGFIRST FARM CREDIT BANK, as a Voting Participant
By: /s/ J. Michael Mancini, Jr._____________
Name: J. Michael Mancini, Jr.
Title: Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

AMERICAN AGCREDIT, FLCA, as a Voting Participant
By: /s/ Janice T. Thede_________________
Name: Janice T. Thede
Title: Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FARM CREDIT EAST, ACA, as a Voting Participant
By: /s/ Eric W. Pohlman_________________
Name: Eric W. Pohlman
Title:      Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant
By: /s/ Jeremy VanderVegt _________________
Name: Jeremy VanderVegt
Title: Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

COMPEER FINANCIAL, FLCA, as a Voting Participant
By: /s/ Graham Dee_______________________
Name: Graham Dee
Title: Director, Capital Markets

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FARM CREDIT MID-AMERICA, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA, as a Voting Participant
By: /s/ Joe Beiting____________________________
Name: Joe Beiting
Title: Senior Credit Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant
By: /s/ Shane Prichard_______________________
Name: Shane Prichard
Title: VP of Capital Markets

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant
By: /s/ Daniel Kiggins______________________
Name: Daniel Kiggins
Title: Senior Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FARM CREDIT OF FLORIDA, FLCA, as a Voting Participant
By: /s/ Jennifer Dueboay_______________________
Name: Jennifer Dueboay
Title: Capital Markets Administrator

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

AGCREDIT PCA, ACA and FLCA, as a Voting Participant
By: /s/ Jeff Rickenbacher_________________________
Name: Jeff Rickenbacher
Title: Chief Credit Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

FARM CREDIT OF CENTRAL FLORIDA ACA, PCA and FLCA, as a Voting Participant
By: /s/ Johan Dam________________________
Name: Johan Dam
Title: Capital Markets & Investments Officer

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

AGCHOICE FARM CREDIT, FLCA, as a Voting Participant
By: /s/ William Frailey___________________
Name: William Frailey
Title: Assistant Vice President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Signatures continued from previous page]

MIDATLANTIC FARM CREDIT, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA, as a Voting Participant
By: /s/ James F. Jones, Jr.___________________
Name: James F. Jones, Jr.
Title: Vice-President

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

[Consent and Second Agreement Regarding Amendments]

Exhibit 10.5

Exhibit “D” to Disclosure Schedules [Membership Interest Chart]
Item C. Pledged Partnership Interests to Schedule I